Waldorf Astoria Orlando Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort June 30, 2018 Second Quarter 2018 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 54 premium-branded hotels and resorts with over 32,000 rooms, a majority of which are located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 17 21 32 34 36 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Consolidated Balance Sheets (unaudited, in millions, except share and per share data)June 30, 2018December 31, 2017ASSETSProperty and equipment, net $7,999 $8,311 Assets held for sale, net — 37 Investments in affiliates 56 84 Goodwill 607 606 Intangibles, net 27 41 Cash and cash equivalents 421 364 Restricted cash 17 15 Accounts receivable, net 180 125 Prepaid expenses 46 48 Other assets 98 83 TOTAL ASSETS $9,451 $9,714 LIABILITIES AND EQUITYLiabilitiesDebt $2,947 $2,961 Accounts payable and accrued expenses 181 215 Due to hotel manager 107 141 Due to Hilton Grand Vacations 138 138 Deferred income tax liabilities 36 65 Other liabilities 285 232 Total liabilities 3,694 3,752 Stockholders' Equity“ Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,253,015 shares issued and 201,178,717 shares outstanding as of June 30, 2018 and 214,873,778 shares issued and 214,845,244 shares outstanding as of December 31, 2017" 2 2 Additional paid-in capital 3,581 3,825 Retained earnings 2,231 2,229 Accumulated other comprehensive loss (8) (45)Total stockholders' equity 5,806 6,011 Noncontrolling interests (49) (49)Total equity 5,757 5,962 TOTAL LIABILITIES AND EQUITY $9,451 $9,714

Financial Statements (cont'd)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
Revenues				
Rooms	$ 451	$ 469	$ 869	$ 901
Food and beverage	205	200	388	392
Ancillary hotel	58	48	108	95
Other	17	16	34	29
Total revenues	731	733	1,399	1,417
Operating expenses				
Rooms	112	118	224	231
Food and beverage	131	132	257	263
Other departmental and support	155	166	311	330
Other property-level	50	51	103	102
Management and franchise fees	39	39	72	73
Depreciation and amortization	69	73	139	143
Corporate general and administrative	15	16	31	30
Other	18	15	35	28
Total expenses	589	610	1,172	1,200
Gain on sales of assets, net	7	—	96	—
Operating income	149	123	323	217
Interest income	1	1	2	1
Interest expense	(31)	(31)	(62)	(61)
Equity in earnings from investments in affiliates	8	8	12	12
Loss on foreign currency transactions	(4)	(4)	(3)	(3)
Other gain (loss), net	108	(1)	108	(1)
Income before income taxes	231	96	380	165
Income tax (expense) benefit	(13)	19	(13)	2,300
Net income	218	115	367	2,465
Net income attributable to noncontrolling interests	(2)	(3)	(1)	(3)
Net income attributable to stockholders	$ 216	$ 112	$ 366	$ 2,462
Earnings per share:				
Earnings per share - Basic	$ 1.07	$ 0.52	$ 1.77	$ 11.79
Earnings per share - Diluted	$ 1.07	$ 0.52	$ 1.77	$ 11.48
Weighted average shares outstanding - Basic	200	214	205	208
Weighted average shares outstanding - Diluted	201	215	206	214
Dividends declared per common share	$ 0.88	$ 0.43	$ 1.31	$ 0.86

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort

Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (1)Included in other gain (loss), net. Three Months Ended Six Months Ended(unaudited, in millions)June 30,June 30,2018201720182017Net income $218 $115 $367 $2,465 Depreciation and amortization expense 69 73 139 143 Interest income (1) (1) (2) (1)Interest expense 31 31 62 61 Income tax expense (benefit) 13 (19) 13 (2,300)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 5 7 12 12 EBITDA 335 206 591 380 Gain on sales of assets, net (7) — (96) — Gain on sale of investments in affiliates(1) (108) — (108) — Loss on foreign currency transactions 4 4 3 3 Transition expense — 1 2 2 Severance expense 1 — 1 — Share-based compensation expense 4 4 8 7 Other items (1) 2 1 2 Adjusted EBITDA $228 $217 $402 $394

Non-GAAP Financial Measures (cont'd)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
Adjusted EBITDA	$ 228	$ 217	$ 402	$ 394
Less: Adjusted EBITDA from investments in affiliates	14	15	26	24
Less: All other[1]	(14)	(11)	(26)	(23)
Hotel Adjusted EBITDA	228	213	402	393
Less: Adjusted EBITDA from non-comparable hotels	13	20	28	41
Comparable Hotel Adjusted EBITDA	$ 215	$ 193	$ 374	$ 352

[1] Includes *other revenue* and *other expense*, non-income taxes on REIT leases included in *other property-level expense* and *corporate general and administrative expense*.

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
Total Revenues	$ 731	$ 733	$ 1,399	$ 1,417
Less: Other revenue	17	16	34	29
Less: Revenues from non-comparable hotels[1]	41	83	100	166
Comparable Hotel Revenues	$ 673	$ 634	$ 1,265	$ 1,222

[1] Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels.

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Three Months Ended June 30, Change	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Six Months Ended June 30, Change
Comparable Hotel Revenues	$ 673	$ 634	6.2%	$ 1,265	$ 1,222	3.5%
Comparable Hotel Adjusted EBITDA	$ 215	$ 193	11.4%	$ 374	$ 352	6.3%
Comparable Hotel Adjusted EBITDA margin	31.9%	30.4%	150 bps	29.6%	28.8%	80 bps

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures (cont'd)

NAREIT FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017
Net income attributable to stockholders	$ 216	$ 112	$ 366	$ 2,462
Depreciation and amortization expense	69	73	139	143
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Gain on sales of assets, net	(7)	—	(96)	—
Gain on sale of investments in affiliates[1]	(108)	—	(108)	—
Equity investment adjustments:			—	
Equity in earnings from investments in affiliates	(8)	(8)	(12)	(12)
Pro rata FFO of investments in affiliates	10	10	20	18
NAREIT FFO attributable to stockholders	171	186	307	2,609
Loss on foreign currency transactions	4	4	3	3
Transition expense	—	1	2	2
Severance expense	1	—	1	—
Share-based compensation expense	4	4	8	7
Other items[2]	7	(22)	3	(2,310)
Adjusted FFO attributable to stockholders	$ 187	$ 173	$ 324	$ 311
NAREIT FFO per share - Diluted[3]	$ 0.85	$ 0.87	$ 1.49	$ 12.19
Adjusted FFO per share - Diluted[3]	$ 0.93	$ 0.81	$ 1.57	$ 1.45
Weighted average shares outstanding - Diluted	201	215	206	214

(1) Included in *other gain (loss), net*.

(2) The three and six months ended June 30, 2017 includes the income tax benefits from the derecognition of deferred tax liabilities of $24 million and $2,312 million, respectively, associated with Park's intent to elect REIT status.

(3) Per share amounts are calculated based on unrounded numbers.

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PARK HOTELS & RESORTS

Historical Comparable Hotel Metrics Non-GAAP Financial Measures (cont’d) The financial information below is for the 44 comparable hotels owned as of June 30, 2018. (1)Trailing Twelve Months (“TTM”). Three months ended TTM (1)Full Year(unaudited)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Comparable RevPAR$170.97$164.61$165.57$185.58$171.68$169.33Comparable Occupancy83.6%79.1%78.5%86.1%81.8%81.6%Comparable ADR$204.47$208.11$210.83$215.58$209.77$207.54Comparable Hotel Revenues (in millions)$592$604$590$673$2,459$2,415Comparable Hotel Adjusted EBITDA (in millions)$162$166$159$215$702$681Comparable Hotel Adjusted EBITDA margin27.4%27.5%26.9%31.9%28.5%28.2%

Non-GAAP Financial Measures (cont'd)

Historical Comparable Hotel Adjusted EBITDA

The financial information below is for the 44 comparable hotels owned as of June 30, 2018.

(unaudited, dollars in millions)	Three Months Ended September 30, 2017	Three Months Ended December 31, 2017	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	TTM June 30, 2018	Full Year December 31, 2017
Net income	$ 105	$ 61	$ 149	$ 218	$ 533	$ 2,631
Depreciation & Amortization	74	71	70	69	284	288
Interest income	(1)	—	(1)	(1)	(3)	(2)
Interest expense	32	31	31	31	125	124
Income tax benefit	(44)	(2)	—	13	(33)	(2,346)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	6	6	7	5	24	24
EBITDA	172	167	256	335	930	719
Gain on sales of assets, net	—	(1)	(89)	(7)	(97)	(1)
Gain on sale of investments in affiliates[1]	—	—	—	(108)	(108)	—
Gain on foreign currency transactions	1	—	(1)	4	4	4
Transition expenses	3	4	2	—	9	9
Transaction expenses	—	2	—	—	2	2
Severance costs	—	1	—	1	2	1
Share-based compensation expense	3	4	4	4	15	14
Casualty and impairment loss	2	24	—	—	26	26
Other items	2	(21)	2	(1)	(18)	(17)
Adjusted EBITDA	183	180	174	228	765	757
Less: EBITDA from hotels disposed of	11	9	2	—	22	33
Less: Adjusted EBITDA from investments in affiliates	11	10	12	14	47	45
Less: All other[2]	(10)	(12)	(12)	(14)	(48)	(46)
Hotel Adjusted EBITDA	171	173	172	228	744	725
Less: Adjusted EBITDA from non-comparable hotels	9	7	13	13	42	44
Comparable Hotel Adjusted EBITDA	$ 162	$ 166	$ 159	$ 215	$ 702	$ 681

[1] Included in *other gain (loss), net*.
[2] Includes *other revenue* and *other expense*, non-income taxes on REIT leases included in *other property-level expense* and *corporate general and administrative expense*.

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PARK HOTELS & RESORTS

Historical Comparable Hotel Adjusted EBITDA Margin Non-GAAP Financial Measures (cont’d) Three Months Ended TTM Full Year September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Total Revenues $688 $686 $668 $731 $2,773 $2,791 Less: Other revenue 17 17 17 17 68 64 Less: Revenue from hotels disposed of 35 34 17 — 86 131 Less: Revenues from non-comparable hotels(1) 44 31 44 41 160 181 Comparable Hotel Revenues $592 $604 $590 $673 $2,459 $2,415 Three Months Ended TTM Full Year September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Comparable Hotel Revenues (in millions) $592 $604 $590 $673 $2,459 $2,415 Comparable Hotel Adjusted EBITDA (in millions) $162 $166 $159 $215 $702 $681 Comparable Hotel Adjusted EBITDA margin27.4%27.5%26.9%31.9%28.5%28.2% The financial information below is for the 44 comparable hotels owned as of June 30, 2018. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels.

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions)Three Months Ended Six Months Ended June 30,June 30,2018201720182017Corporate general and administrative expenses $15 $16 $31 $30 Less: Share-based compensation expense 4 4 8 7 Transition expense — 1 2 2 Severance expense 1 — 1 — G&A, excluding expenses not included in Adjusted EBITDA $10 $11 $20 $21

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (unaudited, in millions)Three Months Ended Six Months Ended June 30,June 30,2018201720182017Corporate general and administrative expenses $15 $16 $31 $30 Less: Share-based compensation expense 4 4 8 7 Transition expense — 1 2 2 Severance expense 1 — 1 — G&A, excluding expenses not included in Adjusted EBITDA $10 $11 $20 $21(unaudited, in millions)June 30, 2018December 31, 2017Debt $2,947 $2,961 Add: unamortized deferred financing costs 11 12 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 2,958 2,973 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 234 236 Less: cash and cash equivalents (421) (364)Less: restricted cash (17) (15)Debt, net $2,754 $2,830 Pro-forma Adjusted EBITDA(1) $737 $717 Net debt to Pro-forma Adjusted EBITDA ratio 3.7x 3.9x (1) Pro-forma adjusted EBITDA at June 30, 2018 is presented on a TTM basis (see slide 16). Pro-forma adjusted EBITDA excludes results from the 13 hotels disposed of in 2018.

Non-GAAP Financial Measures (cont’d) Pro-forma TTM Adjusted EBITDA (1)TTM June 30, 2018 is calculated as year ended December 31, 2017 plus the six months ended June 30, 2018 less the six months ended June 30, 2017. (2) Included in other gain (loss), net. Year Ended Six Months Ended TTM(1)(unaudited, in millions)December 31,June 30,June 30,2017201820172018Net income $2,631 $367 $2,465 $533 Depreciation and amortization expense 288 139 143 284 Interest income (2) (2) (1) (3)Interest expense 124 62 61 125 Income tax expense (benefit) (2,346) 13 (2,300) (33)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 24 12 12 24 EBITDA 719 591 380 930 Gain on sales of assets, net (1) (96) — (97)Gain on sale of investments in affiliates(2) — (108) — (108)Loss on foreign currency transactions 4 3 3 4 Transition expense 9 2 2 9 Transaction expense 2 — — 2 Severance expense 1 1 — 2 Share-based compensation expense 14 8 7 15 Casualty and impairment loss, net 26 — — 26 Other items (17) 1 2 (18) Adjusted EBITDA 757 402 394 765 Less: Adjusted EBITDA from hotels disposed of 33 2 13 22 Less: Adjusted EBITDA from investments in affiliates disposed of 7 2 3 6 Pro-forma Adjusted EBITDA $717 $398 $378 $737

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2018 Guidance and Assumptions General and administrative expenses are projected to be $44 million, excluding $16 million of non-cash share-based compensation expense, $4 million of transition expense and $1 million of severance expense; Fully diluted weighted average shares are expected to be 203.8 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a full year of operations, of which $5 million was recognized during the second quarter, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for most of 2018 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. (unaudited, dollars in millions, except per share amounts)"2018 Outlook as of August 1, 2018""2018 Outlook as of May 3, 2018"Change at Midpoint Metric Low High Low High Comparable RevPAR Growth2.0%3.0%0.5%2.5%1.0%Net income $465 $493 $336 $369 $127 Net income attributable to stockholders $461 $486 $331 $364 $126 Diluted earnings per share $2.26 $2.38 $1.62 $1.78 $0.62 Adjusted EBITDA $730 $760 $710 $750 $15 Comparable Hotel Adjusted EBITDA margin change0 bps60 bps(70)bps30 bps50 bps Adjusted FFO per share - Diluted $2.84 $2.96 $2.76 $2.92 $0.06

Guidance (cont’d) EBITDA and Adjusted EBITDA (1)Includes loss on foreign currency transactions of $3 million. Year Ending(unaudited, in millions)December 31, 2018Low Case High Case Net income $465 $493 Depreciation and amortization expense 285 285 Interest income (5) (5)Interest expense 126 127 Income tax expense 14 15 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 24 24 EBITDA 909 939 Transition expense 4 4 Severance expense 1 1 Share-based compensation expense 16 16 Gain on sale of assets, net (96) (96)Gain on sale of investments in affiliates (108) (108)Other items (1) 4 4 Adjusted EBITDA $730 $760

Guidance (cont’d) NAREIT FFO and Adjusted FFO (1) Includes loss on foreign currency transactions of $3 million. (2) Per share amounts are calculated based on unrounded numbers. Year Ending(unaudited, in millions except per share data)December 31, 2018Low Case High Case Net income attributable to stockholders $461 $486 Depreciation and amortization expense 285 285 "Depreciation and amortization expense attributable to noncontrolling interests" (4) (4)Gain on sale of assets, net (96) (96)Gain on sale of investments in affiliates (108) (108)Equity investment adjustments: Equity in earnings from investments in affiliates (21) (21)Pro rata FFO of equity investments 36 36 NAREIT FFO attributable to stockholders 553 578 Transition expense 4 4 Severance expense 1 1 Share-based compensation expense 16 16 Other items (1) 4 4 Adjusted FFO attributable to stockholders $578 $603 Adjusted FFO per share - Diluted(2) $2.84 $2.96 Weighted average diluted shares outstanding 203.8 203.8

Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort

Portfolio and Operating Metrics

Hotel Portfolio as of June 30, 2018

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Consolidated Domestic Portfolio						
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton San Francisco Union Square	1,921	Northern CA	130,000	Fee Simple	100%	$725 (1)
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village[4]	1,110	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— (1)
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
Hilton Chicago O'Hare Airport	860	Chicago	37,000	Leasehold	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton[2]	748	Other U.S.	130,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Boston Logan Airport	599	Other U.S.	30,000	Leasehold	100%	—
Pointe Hilton Squaw Peak Resort	563	Other U.S.	49,000	Fee Simple	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	35,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Hilton New Orleans Airport	317	New Orleans	21,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	23,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	14,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	8,000	Fee Simple	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown Town Lake	259	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	1,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	15,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	130	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**26,810**		**2,127,000**			**$2,207**

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco.
(2) Classified as a non-comparable hotel.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Hotel Portfolio as of June 30, 2018

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt[1] (in millions)
Consolidated International Portfolio						
Hilton São Paulo Morumbi	503	International	15,000	Fee Simple	100%	—
Hilton Nuremberg Hotel	152	International	12,000	Leasehold	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	783		39,000			—
Total Consolidated Portfolio (46 Hotels)	27,593		2,166,000			$2,207
Unconsolidated Joint Venture Domestic Portfolio						
Hilton Orlando	1,417	Florida	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$24
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	4,290		483,000			$224
Unconsolidated Joint Venture International Portfolio						
Conrad Dublin	192	International	13,000	Fee Simple	48%	$10
Total Unconsolidated Joint Venture International Portfolio	192		13,000			$10
Total Unconsolidated Joint Venture Portfolio (8 Hotels)	4,482		496,000			$234
TOTAL PARK HOTELS & RESORTS PORTFOLIO (54 Hotels)	32,075		2,662,000			$2,441

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q2 2018 vs. Q2 2017

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2Q18	2Q17	Change[(1)]	2Q18	2Q17	Change	2Q18	2Q17	Change[(1)]
Hawaii	1	2,860	$254.09	$250.44	1.5%	94.8%	93.1%	1.7% pts	$240.93	$233.22	3.3%
Northern California	6	4,279	245.96	226.73	8.5	90.3	87.2	3.1	222.07	197.67	12.3
Florida	6	3,294	209.78	201.57	4.1	82.2	85.9	(3.7)	172.52	173.18	(0.4)
Other	14	5,373	173.24	172.04	0.7	81.8	81.5	0.3	141.63	140.27	1.0
New Orleans	2	1,939	186.63	187.60	(0.5)	82.0	79.2	2.8	153.05	148.60	3.0
Chicago	4	2,743	204.25	195.41	4.5	84.3	80.8	3.5	172.10	157.82	9.0
New York	1	1,878	302.19	297.66	1.5	92.3	89.3	3.0	278.99	265.72	5.0
Southern California	4	1,304	170.81	173.52	(1.6)	85.0	88.9	(3.9)	145.13	154.25	(5.9)
Washington, D.C.	3	1,282	202.24	201.45	0.4	89.4	89.9	(0.5)	180.78	181.19	(0.2)
Total Domestic	**41**	**24,952**	**$217.13**	**$210.58**	**3.1%**	**86.4%**	**85.6%**	**0.9% pts**	**$187.67**	**$180.15**	**4.2%**
Total International	**3**	**783**	**$158.74**	**$150.15**	**5.7%**	**75.1%**	**69.8%**	**5.3% pts**	**$119.19**	**$104.83**	**13.7%**
All Markets	**44**	**25,735**	**$215.58**	**$209.07**	**3.1%**	**86.1%**	**85.1%**	**1.0% pts**	**$185.58**	**$177.86**	**4.3%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2Q18	2Q17	Change[(1)]	2Q18	2Q17	Change	2Q18	2Q17	Change[(1)]
Resort	9	6,728	$234.34	$229.77	2.0%	85.6%	87.5%	(1.9)% pts	$200.66	$201.11	(0.2)%
Urban	12	10,216	237.39	227.24	4.5	86.2	83.6	2.6	204.59	189.91	7.7
Airport	13	6,355	174.40	170.31	2.4	87.3	86.1	1.2	152.24	146.57	3.9
Suburban	10	2,436	180.35	176.01	2.5	83.8	82.0	1.8	151.11	144.38	4.7
All Types	**44**	**25,735**	**$215.58**	**$209.07**	**3.1%**	**86.1%**	**85.1%**	**1.0% pts**	**$185.58**	**$177.86**	**4.3%**

(1) Calculated based on unrounded numbers.

24 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q2 2018 vs. Q2 2017

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2Q18	2Q17	Change[1]	2Q18	2Q17	Change[1]	2Q18	2Q17	Change
Hawaii	1	2,860	$40	$37	8.4%	$99	$95	4.5%	39.8%	38.4%	140 bps
Northern California	6	4,279	37	27	36.0	118	102	15.2	31.3	26.5	480
Florida	6	3,294	35	32	6.9	100	96	4.0	34.8	33.8	100
Other	14	5,373	24	24	1.2	93	93	0.8	26.0	25.9	10
New Orleans	2	1,939	18	17	5.7	44	44	(1.6)	42.3	39.3	300
Chicago	4	2,743	20	18	14.2	68	63	7.8	29.6	28.0	160
New York	1	1,878	20	17	22.0	83	73	14.8	24.4	23.0	140
Southern California	4	1,304	8	9	(10.3)	26	27	(2.5)	30.3	33.0	(270)
Washington, D.C.	3	1,282	10	9	7.2	30	29	1.9	34.2	32.5	170
Total Domestic	**41**	**24,952**	**$212**	**$190**	**11.7%**	**$661**	**$622**	**6.3%**	**32.1%**	**30.6%**	**150 bps**
Total International	**3**	**783**	**$3**	**$3**	**13.1%**	**$12**	**$12**	**9.1%**	**20.0%**	**19.3%**	**70 bps**
All Markets	**44**	**25,735**	**$215**	**$193**	**11.7%**	**$673**	**$634**	**6.4%**	**31.9%**	**30.4%**	**150 bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2Q18	2Q17	Change[1]	2Q18	2Q17	Change[1]	2Q18	2Q17	Change
Resort	9	6,728	$77	$74	4.4%	$213	$208	2.7%	36.1%	35.5%	60 bps
Urban	12	10,216	90	76	20.1	292	264	10.9	30.8	28.4	240
Airport	13	6,355	36	32	11.5	122	117	4.0	29.5	27.5	200
Suburban	10	2,436	12	11	4.3	46	45	3.1	25.8	25.5	30
All Types	**44**	**25,735**	**$215**	**$193**	**11.7%**	**$673**	**$634**	**6.4%**	**31.9%**	**30.4%**	**150 bps**

(1) Calculated based on unrounded numbers.

25 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q2 YTD 2018 vs. Q2 YTD 2017

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2018	2017	Change[1]	2018	2017	Change	2018	2017	Change[1]
Hawaii	1	2,860	$255.43	$252.06	1.3%	94.3%	93.6%	0.7% pts	$240.84	$235.88	2.1%
Northern California	6	4,279	247.89	239.07	3.7	85.8	83.1	2.7	$212.73	198.57	7.1
Florida	6	3,294	235.66	224.24	5.1	84.3	85.9	(1.6)	$198.70	192.65	3.1
Other	14	5,373	168.24	166.83	0.8	79.3	79.4	(0.1)	$133.44	132.43	0.8
New Orleans	2	1,939	192.34	192.32	0.0	79.1	77.1	2.0	$152.24	148.32	2.6
Chicago	4	2,743	176.07	172.54	2.0	75.1	72.4	2.7	$132.22	124.97	5.8
New York	1	1,878	276.10	271.24	1.8	83.9	83.3	0.6	$231.58	225.86	2.5
Southern California	4	1,304	164.76	167.14	(1.4)	81.1	85.2	(4.1)	$133.57	142.47	(6.3)
Washington, D.C.	3	1,282	190.63	192.79	(1.1)	77.9	81.6	(3.7)	$148.53	157.38	(5.6)
Total Domestic	**41**	**24,952**	**$214.62**	**$210.20**	**2.1%**	**82.7%**	**82.3%**	**0.4% pts**	**$177.47**	**$172.95**	**2.6%**
Total International	**3**	**783**	**$165.28**	**$156.63**	**5.5%**	**70.7%**	**67.1%**	**3.6% pts**	**$116.89**	**$105.10**	**11.2%**
All Markets	**44**	**25,735**	**$213.33**	**$208.86**	**2.1%**	**82.3%**	**81.8%**	**0.5% pts**	**$175.63**	**$170.89**	**2.8%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2018	2017	Change[1]	2018	2017	Change	2018	2017	Change[1]
Resort	9	6,728	$246.04	$239.52	2.7%	85.8%	87.4%	(1.6)% pts	$211.08	$209.34	0.8%
Urban	12	10,216	228.99	224.48	2.0	79.7	78.3	1.4	182.58	175.80	3.9
Airport	13	6,355	167.40	163.67	2.3	84.3	83.6	0.7	141.18	136.75	3.2
Suburban	10	2,436	176.39	173.55	1.6	78.4	76.6	1.8	138.31	132.97	4.0
All Types	**44**	**25,735**	**$213.33**	**$208.86**	**2.1%**	**82.3%**	**81.8%**	**0.5% pts**	**$175.63**	**$170.89**	**2.8%**

(1) Calculated based on unrounded numbers.

26 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q2 YTD 2018 vs. Q2 YTD 2017

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2018	2017	Change[1]	2018	2017	Change[1]	2018	2017	Change
Hawaii	1	2,860	$77	$72	6.6%	$195	$189	3.3%	39.4%	38.2%	120 bps
Northern California	6	4,279	66	57	17.1	224	209	7.1	29.5	27.0	250
Florida	6	3,294	84	75	12.7	217	204	6.3	38.6	36.4	220
Other	14	5,373	41	42	(1.7)	177	177	0.3	23.1	23.6	(50)
New Orleans	2	1,939	35	35	0.1	88	89	(1.6)	40.5	39.8	70
Chicago	4	2,743	20	20	(1.8)	107	106	1.1	18.8	19.4	(60)
New York	1	1,878	20	18	18.6	137	125	9.4	15.0	13.8	120
Southern California	4	1,304	13	15	(18.9)	47	50	(5.9)	26.1	30.3	(420)
Washington, D.C.	3	1,282	13	14	(6.6)	49	50	(3.5)	26.9	27.8	(90)
Total Domestic	**41**	**24,952**	**$369**	**$348**	**6.4%**	**$1,241**	**$1,199**	**3.4%**	**29.8%**	**29.0%**	**80 bps**
Total International	**3**	**783**	**$5**	**$4**	**11.7%**	**$24**	**$23**	**6.7%**	**19.3%**	**18.4%**	**90 bps**
All Markets	**44**	**25,735**	**$374**	**$352**	**6.5%**	**$1,265**	**$1,222**	**3.5%**	**29.6%**	**28.8%**	**80 bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2018	2017	Change[1]	2018	2017	Change[1]	2018	2017	Change
Resort	9	6,728	$163	$154	6.1%	$435	$422	3.3%	37.4%	36.4%	100 bps
Urban	12	10,216	133	125	7.0	518	496	4.2	25.7	25.1	60
Airport	13	6,355	59	55	5.7	227	222	2.3	25.9	25.1	80
Suburban	10	2,436	19	18	8.4	85	82	3.3	22.7	21.6	110
All Types	**44**	**25,735**	**$374**	**$352**	**6.5%**	**$1,265**	**$1,222**	**3.5%**	**29.6%**	**28.8%**	**80 bps**

(1) Calculated based on unrounded numbers.

27 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q2 2018 vs. Q2 2017

	(unaudited)	ADR			Occupancy			RevPAR		
		2Q18	2Q17	Change[1]	2Q18	2Q17	Change	2Q18	2Q17	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$254.09	$250.44	1.5%	94.8%	93.1%	1.7% pts	$240.93	$233.22	3.3%
2	New York Hilton Midtown	302.19	297.66	1.5	92.3	89.3	3.0	278.99	265.72	5.0
3	Hilton San Francisco Union Square	261.12	242.36	7.7	89.3	85.6	3.7	233.24	207.56	12.4
4	Hilton Waikoloa Village[2]	226.87	209.74	8.2	69.0	69.8	(0.8)	156.49	146.33	6.9
5	Hilton New Orleans Riverside	197.22	200.31	(1.5)	81.8	78.8	3.0	161.25	157.84	2.2
6	Hilton Chicago	231.50	218.28	6.1	84.5	81.1	3.4	195.53	176.98	10.5
7	Hilton Orlando Bonnet Creek	186.87	174.98	6.8	79.4	86.8	(7.4)	148.40	151.80	(2.2)
8	Parc 55 San Francisco - a Hilton Hotel	260.09	231.75	12.2	93.3	90.2	3.1	242.62	208.94	16.1
9	Waldorf Astoria Orlando	274.97	260.96	5.4	76.3	84.0	(7.7)	209.76	219.09	(4.3)
10	Casa Marina, A Waldorf Astoria Resort	377.99	366.69	3.1	79.4	83.8	(4.4)	300.09	307.44	(2.4)
	Sub-total Top 10 Hotels	**$250.76**	**$240.36**	**4.3%**	**86.7%**	**85.3%**	**1.4% pts**	**$217.33**	**$204.97**	**6.0%**
	Top 11-25 Hotels[3]	**$190.20**	**$186.43**	**2.0%**	**77.0%**	**83.6%**	**(6.6)% pts**	**$146.41**	**$155.77**	**(6.0)%**
	Sub-total Top 25 Hotels	**$229.84**	**$220.67**	**4.2%**	**83.1%**	**84.6%**	**(1.5)% pts**	**$190.89**	**$186.78**	**2.2%**
	All Other Consolidated Hotels[3]	**$161.66**	**$154.38**	**4.7%**	**83.1%**	**81.3%**	**1.8% pts**	**$134.33**	**$125.54**	**7.0%**
	Total Consolidated Portfolio	**$215.96**	**$203.27**	**6.2%**	**83.1%**	**83.7%**	**(0.6)% pts**	**$179.38**	**$170.23**	**5.4%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

28 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q2 2018 vs. Q2 2017

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2Q18	2Q17	Change[1]	2Q18	2Q17	Change[1]	2Q18	2Q17	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$40	$37	8.4%	$100	$95	4.5%	39.8%	38.4%	140 bps
2	New York Hilton Midtown	21	17	22.0	84	73	14.8	24.4	23.0	140
3	Hilton San Francisco Union Square	19	13	39.5	60	51	17.8	30.8	26.0	480
4	Hilton Waikoloa Village[2]	8	9	(8.4)	32	34	(5.9)	26.5	27.2	(70)
5	Hilton New Orleans Riverside	17	16	4.8	39	40	(2.6)	42.9	39.9	300
6	Hilton Chicago	14	12	19.9	45	41	10.3	31.3	28.8	250
7	Hilton Orlando Bonnet Creek	14	13	8.3	35	33	5.7	39.8	38.8	100
8	Parc 55 San Francisco - a Hilton Hotel	9	6	41.4	27	23	16.7	33.0	27.2	580
9	Waldorf Astoria Orlando	4	5	(11.4)	18	19	(2.5)	24.2	26.6	(240)
10	Casa Marina, A Waldorf Astoria Resort	5	5	6.1	13	13	4.2	39.4	38.7	70
	Sub-total Top 10 Hotels	**$151**	**$133**	**13.3%**	**$453**	**$422**	**7.4%**	**33.2%**	**31.5%**	**170 bps**
	Top 11-25 Hotels[3]	**$53**	**$48**	**10.4%**	**$167**	**$172**	**(3.1)%**	**31.8%**	**27.9%**	**390 bps**
	Sub-total Top 25 Hotels	**$204**	**$181**	**12.6%**	**$620**	**$594**	**4.3%**	**32.8%**	**30.4%**	**240 bps**
	All Other Consolidated Hotels[3]	**$24**	**$32**	**(21.6)%**	**$92**	**$124**	**(25.4)%**	**26.6%**	**25.3%**	**130 bps**
	Total Consolidated Portfolio	**$228**	**$213**	**7.5%**	**$712**	**$718**	**(0.8)%**	**32.0%**	**29.5%**	**250 bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

29 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q2 YTD 2018 vs. Q2 YTD 2017

(unaudited)		ADR			Occupancy			RevPAR		
		2018	2017	Change[(1)]	2018	2017	Change	2018	2017	Change[(1)]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$255.43	$252.06	1.3%	94.3%	93.6%	0.7% pts	$240.84	$235.88	2.1%
2	New York Hilton Midtown	276.10	271.24	1.8	83.9	83.3	0.6	231.58	225.86	2.5
3	Hilton San Francisco Union Square	268.23	261.13	2.7	83.8	80.7	3.1	224.70	210.67	6.7
4	Hilton Waikoloa Village[(2)]	236.74	221.40	6.9	78.3	77.3	1.0	185.42	171.09	8.4
5	Hilton New Orleans Riverside	203.59	205.27	(0.8)	79.2	76.6	2.6	161.34	157.14	2.7
6	Hilton Chicago	192.81	189.65	1.7	71.7	69.6	2.1	138.25	132.01	4.7
7	Hilton Orlando Bonnet Creek	205.12	190.97	7.4	81.0	86.0	(5.0)	166.18	164.25	1.2
8	Parc 55 San Francisco - a Hilton Hotel	262.71	251.73	4.4	89.6	88.5	1.1	235.43	222.69	5.7
9	Waldorf Astoria Orlando	312.81	289.57	8.0	78.4	81.2	(2.8)	245.11	235.10	4.3
10	Casa Marina, A Waldorf Astoria Resort	418.20	409.78	2.1	84.2	87.0	(2.8)	352.09	356.59	(1.3)
	Sub-total Top 10 Hotels	**$249.51**	**$242.97**	**2.7%**	**83.7%**	**82.8%**	**0.9% pts**	**$208.81**	**$201.16**	**3.8%**
	Top 11-25 Hotels[(3)]	**$184.99**	**$182.61**	**1.3%**	**74.5%**	**81.2%**	**(6.7)% pts**	**$137.86**	**$148.26**	**(7.0)%**
	Sub-total Top 25 Hotels	**$227.18**	**$220.92**	**2.8%**	**80.3%**	**82.2%**	**(1.9)% pts**	**$182.36**	**$181.59**	**0.4%**
	All Other Consolidated Hotels[(3)]	**$159.05**	**$153.46**	**3.6%**	**78.1%**	**77.2%**	**0.9% pts**	**$124.24**	**$118.42**	**4.9%**
	Total Consolidated Portfolio	**$212.16**	**$203.51**	**4.2%**	**79.8%**	**80.8%**	**(1.0)% pts**	**$169.27**	**$164.52**	**2.9%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

30 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q2 YTD 2018 vs. Q2 YTD 2017

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2018	2017	Change[1]	2018	2017	Change[1]	2018	2017	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$77	$72	6.6%	$195	$188	3.3%	39.4%	38.2%	120 bps
2	New York Hilton Midtown	20	17	18.6	137	125	9.4	15.0	13.8	120
3	Hilton San Francisco Union Square	34	29	15.0	114	107	6.7	29.3	27.2	210
4	Hilton Waikoloa Village[2]	22	22	(0.5)	72	74	(2.4)	30.9	30.3	60
5	Hilton New Orleans Riverside	33	33	(0.5)	80	81	(2.1)	41.0	40.4	60
6	Hilton Chicago	12	13	(8.2)	67	67	(0.7)	17.6	19.1	(150)
7	Hilton Orlando Bonnet Creek	30	26	15.4	73	68	8.4	41.2	38.6	260
8	Parc 55 San Francisco - a Hilton Hotel	17	15	13.5	52	49	5.6	32.6	30.3	230
9	Waldorf Astoria Orlando	13	12	8.0	42	40	4.7	31.7	30.8	90
10	Casa Marina, A Waldorf Astoria Resort	13	13	7.2	30	29	4.2			
	Sub-total Top 10 Hotels	**$271**	**$252**	**7.5%**	**$862**	**$828**	**4.0%**	**31.5%**	**30.5%**	**100 bps**
	Top 11-25 Hotels[3]	**$85**	**$87**	**(0.7)%**	**$309**	**$327**	**(6.4)%**	**27.7%**	**26.1%**	**160 bps**
	Sub-total Top 25 Hotels	**$357**	**$339**	**5.4%**	**$1,171**	**$1,156**	**1.0%**	**30.5%**	**29.2%**	**130 bps**
	All Other Consolidated Hotels[3]	**$45**	**$55**	**(14.2)%**	**$194**	**$233**	**(17.3)%**	**23.8%**	**22.1%**	**170 bps**
	Total Consolidated Portfolio	**$402**	**$394**	**2.7%**	**$1,365**	**$1,388**	**(2.0)%**	**29.5%**	**28.0%**	**150 bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018.

31 |

PARK HOTELS & RESORTS

Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon

Acquisitions and Dispositions

Dispositions

Hotel	Location	Month Sold	Room Count	Sales Price
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$ 62.2
			254	62.2
Embassy Suites Portfolio[(1)]				
Embassy Suites by Hilton Kansas City Overland Park	Overland Park, Kansas	February 2018	199	25.0
Embassy Suites by Hilton San Rafael Marin County	San Rafael, California	February 2018	236	37.9
Embassy Suites by Hilton Atlanta Perimeter Center	Atlanta, Georgia	February 2018	241	32.9
			676	95.8
UK Portfolio[(1)]				
Hilton Blackpool	Blackpool, United Kingdom	February 2018	278	N/A
Hilton Belfast	Belfast, United Kingdom	February 2018	198	N/A
Hilton London Angel Islington	London, United Kingdom	February 2018	188	N/A
Hilton Edinburgh Grosvenor	Edinburgh, United Kingdom	February 2018	184	N/A
Hilton Coylumbridge	Aviemore, United Kingdom	February 2018	175	N/A
Hilton Bath City	Bath, United Kingdom	February 2018	173	N/A
Hilton Milton Keynes	Milton Keynes, United Kingdom	February 2018	138	N/A
			1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin[(2)]	Berlin, Germany	May 2018	601	140.0
			929	172.5
Total			**3,193**	**$ 519.0**

(1) Hotels were sold as a portfolio.
(2) The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park's pro rata share.

33 |

PARK HOTELS & RESORTS

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

Debt Summary Fixed and Variable Rate Debt (1)Calculated on a weighted average basis. (2)$1 billion available. (3)Assumes the exercise of all extensions that are exercisable solely at Park’s option. (4)Excludes $234 million of Park’s share of debt of its unconsolidated joint ventures. (unaudited, dollars in millions) Debt Collateral Interest Rate Maturity Date As of June 30, 2018 Fixed Rate Debt Mortgage loan DoubleTree Hotel Spokane City Center 3.55% October 2020 $ 12 Commercial mortgage-backed securities loan Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel 4.11% November 2023 725 Commercial mortgage-backed securities loan Hilton Hawaiian Village Waikiki Beach Resort 4.20% November 2026 1,275 Mortgage loan Hilton Santa Barbara Beachfront Resort 4.17% December 2026 165 Capital lease obligations 3.07% 2021 to 2022 1 Total Fixed Rate Debt 4.16%(1) 2,178 Variable Rate Debt Revolving credit facility(2) Unsecured L + 1.60% December 2021(3) — Term loan Unsecured L + 1.55% December 2021 750 Mortgage loan DoubleTree Hotel Ontario Airport L + 2.25% May 2022(3) 30 Total Variable Rate Debt 3.67%(1) 780 Less: unamortized deferred financing costs and discount (11) Total Debt(4) 4.03%(1) $ 2,947

Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITS that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty losses; Litigation gains and losses outside the ordinary course of business; and Other items that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 46 hotels that are consolidated as of June 30, 2018, 44 hotels have been classified as comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village in 2017 to HGV timeshare units, and due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the expected continued effects from business interruption in 2018, the results from these properties were excluded from comparable hotels. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018. Refer to Slide 30: “Acquisitions and Dispositions” for additional information.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Smedes Rose Citi Research (212) 816-6243 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com David Katz Jefferies (212) 323-3355 dkatz@jefferies.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Rachael Rothman Susquehanna International Group (212) 514 4882 rachael.rothman@sig.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com